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                              ING EQUITY TRUST
                            ING Convertible Fund

    Supplement dated October 10, 2006 to the Class A, Class B, Class C and Class M Prospectus, Class I and Class Q Prospectus and Class A, Class B,
    Class C, Class I, Class M, Class O and Class Q Statement of Additional
              Information ("SAI") each dated September 30, 2006

     On August 29, 2006, the shareholders of ING Convertible Fund approved the reorganization with and merger into ING Balanced Fund. The reorganization was completed on October 7, 2006. Accordingly, ING Convertible Fund is no longer offering its shares. All references to ING Convertible Fund in the Prospectuses and SAI are hereby deleted.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE